March 27 9:30 a.m Department 6 at District Ct. Courtroom

https://ir.celsiusholdingsinc.com

March 27 9:30 a.m. at Department 6 at District Ct. Courtroom, Las Vegas, NV

February 25 February 25

February 25, 2025

https://ir.celsiusholdingsinc.com January 24, 2025

**DISTRICT COURT**

**CLARK COUNTY, NEVADA**

| | |
|---|---|
| NICHOLAS R. INGRAO, derivatively on Behalf of CELSIUS HOLDINGS, INC.,<br><br>Plaintiff,<br><br>vs.<br><br>JOHN FIELDLY, EDWIN NEGRON-CARBALLO, NICHOLAS CASTALDO, CAROLINE LEVY, HAL KRAVITZ, ALEXANDRE RUBERTI, CHERYL S. MILLER, DAMON DESANTIS, and JOYCE RUSSELL,<br><br>Defendants,<br><br>and<br><br>CELSIUS HOLDINGS, INC.,<br><br>Nominal Defendant. | Case No. A-23-873736-C<br><br>DEPT. 6<br><br>**NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS** |

TO: **ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, CELSIUS HOLDINGS, INC. ("CELSIUS" OR THE "COMPANY") COMMON STOCK AS OF DECEMBER 3, 2024 ("CURRENT CELSIUS STOCKHOLDERS").**

**PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED STOCKHOLDER DERIVATIVE ACTION (THE "ACTION") BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT**

**INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.**

**IF YOU HOLD CELSIUS COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.**

**THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.**

**THIS ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.**

Notice is hereby provided to you of the proposed settlement (the "Settlement") of the above-referenced Stockholder derivative lawsuit as well as related suits. This Notice is provided by Order of the District Court for Clark County, Nevada (the "Court"). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

## I. <u>WHY THE COMPANY HAS ISSUED THIS NOTICE</u>

Your rights may be affected by the Settlement of the following actions:

- *Ingrao v. Fieldly, et al.*, Case No. A-23-873736-C (Clark Cty., Nev.);
- *Lampert v. Fieldly, et al.*, Case No. 3:23-cv-00017-ART-CSD (D. Nev.); and
- *Hammond, et al. v. Fieldly, et al.*, Case No. 2:24-cv-00711-JAD-NJK (D. Nev.).

Plaintiffs in these actions (the "Derivative Actions"), Nicholas R. Ingrao, Doreen Lampert, Jennifer Hammond, and Dana Hepworth (on behalf of themselves and derivatively on behalf of Celsius) (collectively "Plaintiffs"); individual defendants John Fieldly, Edwin Negron-Carballo, Nicholas Castaldo, Caroline Levy, Hal Kravitz, Alexandre Ruberti, Cheryl S. Miller, Damon Desantis, Joyce Russell, and James Lee (the "Individual Defendants"); and nominal defendant Celsius (together with the Individual Defendants, the "Defendants") (Plaintiffs and Defendants are collectively referred to as the "Parties") have agreed upon terms to settle the Derivative Actions and, through counsel, have signed a written Stipulation and Agreement of Settlement ("Stipulation") memorializing those settlement terms.

On March 27, 2025, at 9:30 a.m., Courthouse, Department 6 at District Ct. Courtroom, the Honorable Jacqueline M. Bluth will hold a hearing (the "Settlement Hearing") in the Action. The purpose of the Settlement Hearing is to determine, pursuant to Nevada Rule of Civil Procedure 23.1: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether the notice of the Settlement to Current Celsius Stockholders fully satisfied the requirements of Nevada Rule of Civil Procedure 23.1 and the requirements of due process; (iii) whether a final judgment should be entered; (iv) whether the Fee and Expense Amount and Service Awards to Plaintiffs should be approved; and (v) such other matters as may be necessary or proper under the circumstances.

The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Celsius Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Celsius Stockholders; and (iii) conduct the

Settlement Hearing remotely without further notice to Current Celsius Stockholders. If you intend to attend the Settlement Hearing, please consult the Court's calendar and/or the website of Celsius (https://ir.celsiusholdingsinc.com) for any change in date, time or format of the Settlement Hearing.

## II. SUMMARY OF THE ACTION

### A. Description Of the Derivative Actions and Settlement

Celsius, a Nevada corporation headquartered in Florida, develops, markets, and sells functional drinks and liquid supplements, with products in ten countries and across four product categories. Celsius has a corporate mission to become the "global leader of a branded portfolio which is proprietary, clinically-proven or patented in its category, and offers significant health benefits."

In recent years, the Company has become an increasingly popular choice of energy drink, competing with established brands such as Monster and Red Bull. Celsius currently serves as the official energy drink of Major League Soccer, Inter Miami CF, Dallas Mavericks, and as Scuderia Ferrari's exclusive energy drink partner across all U.S. Formula One Grand Prix races in 2023, in addition to maintaining other lucrative partnerships.

The Derivative Actions allege that the Company's net income and net income per share was closely watched by investors and analysts to ensure that the Company's growth did not come at such a high cost that it became unprofitable. Thus, with relatively flat net income, the Derivative Actions allege that Celsius needed to find a way to cut costs so that net income could rise alongside its revenue. During the second and third quarters, nine employees and directors resigned or were terminated from the Company and, as part of their retirement or severance packages, Celsius agreed to accelerate the vesting schedules for their share-based compensation. In accordance with ASC 718, the Company was required to recognize expenses

associated with the acceleration valued based on the trading price as of the date of termination. However, as more fully discussed below, these events were allegedly given initial improper accounting treatment in 2021 and, as a result, the Company reported enormously overstated net income in the second and third quarters of 2021.

The Derivative Actions allege that on March 1, 2022, the Company disclosed to the public, in a press release attached to a Form 8-K, that "the Company [had] filed for the fifteen (15) day extension period provided under Rule 12b-25" due to "staffing limitations, unanticipated delays and identified material errors in previous filings." The Company "determined that the calculation and expense of noncash share-based compensation, related to grants of stock options and restricted stock units awarded to certain former employees and retired directors were materially understated for the three- and six-month periods ended June 30, 2021 and three- and nine-month periods ended September 30, 2021 and did not comply with U.S. GAAP." The press release also stated that the Company had concluded "that a material weakness exist[ed] in the Company's internal controls over financial reporting." Following this, the Company officially restated its financial statements on page F-26 of its Form 10-K filed with the SEC on March 16, 2022

The Derivative Actions allege that, as a result of the alleged wrongdoing, the Company suffered damage including, but not limited to, the settlement of the factually related securities class action, the costs incurred in connection with an investigation by the SEC, unjust compensation, and costs incurred with improving the internal controls and restating the Company's financial statements.

Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims asserted in the Derivative Actions, which Defendants believe lack merit.

**B. The Settlement Negotiations**

Settlement negotiations began in mid-2023 when Plaintiffs sent settlement demands to Defendants which set forth, *inter alia*, demands to settle the Derivative Actions in consideration of certain corporate governance reforms. In July 2023, Defendants produced to Plaintiffs, pursuant to certain agreements, confidential internal corporate documents, totaling 21,757 pages, which Plaintiffs each reviewed.

In October 2023, Plaintiffs agreed to work together collaboratively, and sent a joint global settlement demand to Defendants to resolve all of the Derivative Actions in exchange for the adoption and implementation of certain corporate governance reforms. Over the ensuing months, Plaintiffs and Defendants exchanged settlement demands and counter demands in an attempt to resolve the Derivative Actions, while concurrently exchanging information to enable the Parties to fully understand the strengths and weaknesses of the Derivative Actions. Following this, the Parties were able to reach an agreement in principle on the corporate governance reforms that will be adopted and implemented by Celsius as consideration for a global resolution of the Derivative Actions. Thereafter, the Settling Parties negotiated and finalized the formal operative terms of the settlement (the "Settlement") in a Memorandum of Understanding ("MOU"), as now set forth in the Stipulation.

Only when the material terms of the Settlement had been finalized, Counsel for the Parties attempted to negotiate an appropriate Fee and Expense Amount to be paid to Plaintiffs' Counsel by the Company in exchange for the benefits conferred by the Derivative Actions on Celsius. The Parties were initially unable to agree on the appropriate Fee and Expense Amount and, thereafter, participated in a mediation (the "Mediation") conducted by Michelle Yoshida of Phillips ADR (the "Mediator") on August 21, 2024. During the Mediation, the Parties exchanged additional information and counter demands with the assistance of the Mediator. At the end of the Mediation,

the Parties reached an agreement in principle on the appropriate Fee and Expense Award.

## III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The proposed Settlement, as set forth more fully in the Stipulation, requires the Company to adopt and implement certain corporate governance reforms that are outlined in **Exhibit A** to the Stipulation ("Reforms"). The Reforms shall be maintained for a minimum period of three (3) years from the date of Final Settlement Approval (the "Effective Term"). The Settling Parties agree that (i) the filing, issuance, pendency, and settlement of the Derivative Actions were a substantial and material cause of the Company's decision to adopt, implement, and maintain the Reforms; (ii) the Reforms confer substantial benefits upon the Company and its stockholders; and (iii) the Company's commitment to adopt, implement, and maintain the Reforms for the Effective Term will serve the Company and its stockholders' best interests, and constitutes fair, reasonable and adequate consideration for Plaintiffs' release of the derivative claims.

The independent members of the Company's Board shall approve a resolution reflecting its determination, in a good faith exercise of its business judgment, that the Settlement is fair, reasonable, and in the best interests of the Company and its stockholders, and that the Settlement, including the Reforms, confers substantial and material benefits upon the Company and its stockholders.

This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.

## IV. PLAINTIFFS' COUNSEL'S ATTORNEYS' FEES AND EXPENSES

As discussed above, after the Settling Parties reached an agreement in principle on the material substantive terms to resolve the Derivative Actions, Plaintiffs' Counsel and Defendants' Counsel commenced negotiations regarding an appropriate

award of attorneys' fees and expenses commensurate with the value of the Settlement benefits and the contributions of Plaintiffs' Counsel to the Settlement. The fee negotiations were facilitated and supervised by the Mediator, who was familiar with the complexity of the issues, risks, and challenges confronted by Plaintiffs, as well as the Plaintiffs' Counsel's efforts in securing the Settlement benefits. Following a number of exchanges through the Mediator, the Parties reached an impasse. Ms. Yoshida then then made a Mediator's recommendation of $987,500.00 in attorneys' fees and expenses (the "Fee and Expense Amount"), with any service awards for Plaintiffs' to be paid from the Fee and Expense Amount, subject to Court approval. The Parties agreed to accept the Mediator's recommendation.

## V. REASONS FOR THE SETTLEMENT

The Settling Parties believe that the Settlement and each of its terms are fair, reasonable, and in the best interests of the Company and its stockholders, and that the Settlement, including the Reforms, confers substantial and material benefits upon the Company and its stockholders.

### A. Why Did Plaintiffs Agree to Settle?

Plaintiffs and Plaintiffs' counsel believe that the claims asserted in the Derivative Actions have merit and that their investigations support the claims asserted. However, and without conceding the merit of any of Defendants' defenses or the lack of merit of any of their own allegations, based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Celsius and Current Celsius Stockholders, Plaintiffs and Plaintiffs' Counsel have determined that the Settlement's guarantee of substantial benefits conferred upon Celsius and Current Celsius Stockholders in the form of the Reforms is fair, reasonable and adequate consideration

for forgoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Celsius and Current Celsius Stockholders.

Plaintiffs and Plaintiffs' counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Celsius and its stockholders, Plaintiffs and Plaintiffs' counsel have determined that the Settlement's guarantee of substantial benefits conferred upon Celsius and its stockholders in the form of the Reforms is fair, reasonable and adequate consideration for forgoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Celsius and its stockholders.

Plaintiffs' Counsel attest that they conducted an investigation relating to the claims and the underlying events alleged in the Derivative Actions, including, but not limited to: (i) reviewing and analyzing Celsius' public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (ii) reviewing and analyzing the investigations in publicly-available pleadings against Celsius related to the allegations in the Derivative Actions; (iii) reviewing and analyzing the allegations contained in the related Securities Class Action; (iv) researching, drafting, and filing shareholder derivative complaints; (v) reviewing over 21,000 pages of internal documents produced by the Company pursuant to certain letter agreements; (vi) researching the applicable law with respect to the claims asserted (or which could be asserted) in the Derivative Actions and the potential defenses thereto; (vii) researching corporate governance issues; (viii) preparing detailed litigation and settlement demands on behalf of various Plaintiffs; (ix) participating in the Mediation; (x) engaging in extensive pre- and post-mediation

settlement discussions and exchanging extensive corporate governance reforms and counteroffers, with the Mediator and counsel for the Defendants; and (xi) negotiating and drafting the settlement documentation for presentment to the Court.

Plaintiffs' Counsel's views are further informed by their experience and thorough analysis of the facts and law governing the applicable derivative standing and pleading requirements, substantive claims and defenses, and damages and disgorgement remedies. Plaintiffs' Counsel's assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of drafting litigation demands and pleadings, and during the lengthy substantive written and verbal exchanges with Defendants' Counsel and the Mediator.

**B. <u>Why Did the Defendants Agree to Settle?</u>**

Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims asserted in the Derivative Actions, including without limitation that they breached their fiduciary duties or any other duty owed to the Company or its stockholders. Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of the Company and its stockholders, and diligently and scrupulously complied with any applicable fiduciary duties.

Without admitting the validity of any of the claims that Plaintiffs have asserted in the Derivative Actions, or any liability with respect thereto, Defendants have concluded that it is desirable and in the best interests of Celsius and Current Celsius Stockholders that the claims be settled on the terms and subject to the conditions set forth herein. Defendants are entering into this Settlement solely to avoid the burden, inconvenience, expense, risk and distraction of continued litigation, and finally put to

rest and terminate all the claims that were or could have been asserted against Defendants in the Derivative Actions.

## VI. SETTLEMENT HEARING

On March 27, 2025, at 9:30 a.m., at Courthouse, Department 6 at District Ct. Courtroom, Las Vegas, NV, the Honorable Jacqueline M. Bluth will hold a hearing (the "Settlement Hearing") in the Action. At the Settlement Hearing, the Court will consider, pursuant to Nevada Rule of Civil Procedure 23.1, (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be finally approved; (ii) whether to approve the separately negotiated and agreed Fee and Expense Amount; and (iii) whether the Action should be dismissed with prejudice by entry of the Judgment pursuant to the Stipulation.

The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Celsius Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current Celsius Stockholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Celsius Stockholders.

## VII. RIGHT TO ATTEND SETTLEMENT HEARING

Any Current Celsius Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. ***CELSIUS STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION***.

## VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

### A. You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, telephone number, and e-mail address;
2. The number of shares of Celsius stock you currently hold, together with third-party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a Celsius Stockholder as of December 3, 2024 through the present;
3. If the objection is made by the Current Celsius Stockholder's counsel, the counsel's name, address, telephone number and e-mail address (if available);
4. A statement of specific objections to the Settlement, the grounds therefor, or the reasons for such Person desiring to appear and be heard, as well as all documents or writings such Person desires the Court to consider;
5. The identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and
6. A list, including dates, courts, case names and numbers, and disposition of any other Settlements to which the individual or entity has objected during the previous seven (7) years.

### B. You Must Timely File Written Objections with the Court And Deliver To Counsel For Plaintiffs And The Defendants

***ANY WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN*** February 25, 2025. The Court Clerk's address is:

Clerk of Court
Eighth Judicial District Court
Clark County
Regional Justice Center
200 Lewis Ave.
Las Vegas, NV 89155

***YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS AND THE DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN*** February 25, 2025. Counsel's addresses are:

***Counsel for Plaintiffs***:

**SHUMAN, GLENN & STECKER**
Rusty E. Glenn
600 17th Street, Suite 2800 South
Denver, CO 80202
(303) 861-3003
rusty@shumanlawfirm.com

**RIGRODSKY LAW, P.A.**
Timothy J. MacFall
825 East Gate Blvd., Suite 300
Garden City, NY 11530
(516) 683-3516
sdr@rl-legal.com
tjm@rl-legal.com

***Counsel for Defendants***:

**ALSTON & BIRD**
Joseph G. Tully

Elizabeth Gingold Clark
Oyinkansola Y. Muraina
90 Park Avenue
New York, NY 10016
(212) 210-9400
Joe.Tully@alston.com
Elizabeth.Clark@alston.com
Oyinkan.Muraina@alston.com

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Parties.

Any attorney retained by a Person intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements set forth above, file with the Clerk of the Court and deliver to counsel listed above for plaintiffs and the defendants a notice of appearance, which must be received by no later than February 25, 2025.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

## IX. HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. For additional information about the claims asserted in the Action and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Action, the Stipulation and its exhibits (they are filed as an exhibit to the Company's Current Report on Form 8-K filed with the

Securities and Exchange Commission and available at www.sec.gov), and this Notice of Pendency and Proposed Settlement of Derivative Actions.

The "Investor Relations" section of Celsius' website (https://ir.celsiusholdingsinc.com) provides hyperlinks to the Notice and to the Stipulation and its exhibits. You may obtain further information by contacting any of Plaintiffs' counsel at the above contact information.

***PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK'S OFFICE.***

DATED: January 24, 2025

____________________________________
HONORABLE JACQUELINE M. BLUTH
DISTRICT COURT JUDGE